UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2018

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2018, the Compensation, Benefits and Stock Option Committee (the “Compensation Committee”) of the Board of Directors of Noble Energy, Inc. (the “Company”) approved additional forms of awards that will govern certain future grants under the Company’s 2017 Long-Term Incentive Plan (the “2017 Plan”). These new forms reflect two additional vesting schedules for restricted stock awards.
In prior years, the Company’s executive officers received time-based restricted stock awards that vested 40% on the first anniversary and 60% on the second anniversary. The Compensation Committee considered and approved a new structure for these awards for executive officers (and certain other Company officers) beginning in 2018, which will now include shares of restricted stock awards that vest one-third per year on the first, second and third anniversary of the Award date.
The Compensation Committee also approved a three-year cliff vested restricted stock award to be used from time to time as determined by the Company.
The foregoing descriptions of the new forms of restricted stock awards are qualified in their entirety by reference to the full text of these agreements, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K

10.1	Form of Restricted Stock Award (3-year time-vested officers) under the Noble Energy, Inc. 2017 Long-Term Incentive Plan filed herewith.
10.2	Form of Restricted Stock Award (3-year cliff vested) under the Noble Energy, Inc. 2017 Long-Term Incentive Plan filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	February 1, 2018	By:	/s/ Aaron G. Carlson
Aaron G. Carlson
Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Restricted Stock Award (3-year time-vested officers) under the Noble Energy, Inc. 2017 Long-Term Incentive Plan filed herewith.
10.2	Form of Restricted Stock Award (3-year cliff vested) under the Noble Energy, Inc. 2017 Long-Term Incentive Plan filed herewith.